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                                                                    Exhibit 10.7


                                             AMENDMENT NO. 1 AND WAIVER dated as
                                    of July 16, 2001 (this "Amendment and
                                    Waiver"), to the SECURITIES PURCHASE
                                    AGREEMENT dated as of May 31, 2000 (the
                                    "Original Agreement"), among PLIANT
                                    CORPORATION f/k/a Huntsman Packaging
                                    Corporation, a Utah corporation (the
                                    "Company"), and the Persons signatory
                                    thereto.

            By executing and delivering this Amendment and Waiver, the signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

      SECTION 1. AMENDMENTS.

            (a) Each reference to "Chase Capital Partners" in the Original Agreement is hereby deleted and replaced with "J.P. Morgan Partners, LLC."

            (b) The definition of "Existing Management Stockholders" in the Original Agreement is hereby amended and restated in its entirety as set forth below.

            "'Existing Management Stockholders' means each of Richard P. Durham, Jack E. Knott and Brian E. Johnson."

            (c) Section 6.5 of the Original Agreement is hereby amended and restated in its entirety as set forth below.

            "If the provisions of this Article VI have been complied with, any Purchaser may transfer Series A Preferred Stock subject to a minimum transfer amount of 4,000 shares (subject to adjustment for splits, reverse splits and other like events) until such time as the Purchaser holds less than 4,000 shares, in which case the Purchaser shall not transfer less than all the shares it holds. Notwithstanding the foregoing, any Purchaser may transfer fewer than 4,000 shares (subject to adjustment for splits, reverse splits and other like events) to a transferee that is an investment fund under common control, or having a common investment manager or advisor, with the transferor (a "Related Fund"), provided that in determining the number of shares constituting all the shares held by any Purchaser for purposes of the immediately preceding sentence, such determination shall be made on an aggregate basis including all shares held by the Purchaser and all its Related Funds."

      SECTION 2. WAIVERS AND ACKNOWLEDGEMENT.

            (a) The Purchasers hereby waive compliance by the Company with the provisions of Section 7.1 of the Original Agreement to the extent necessary to permit the Company to
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engage in the transactions contemplated by the Securities Purchase Agreement dated as of the date hereof (the "Subsequent Securities Purchase Agreement"), among the Company and the purchasers signatory thereto.

            (b) The Purchasers hereby (i) consent to the issuance of the Purchased Securities (as defined in the Subsequent Securities Purchase Agreement) (collectively, the "Additional Securities") to be issued in accordance with the terms (including pricing) set forth in the Subsequent Securities Purchase Agreement and the other documents executed in connection therewith and (ii) confirm that the adjustments set forth in Article V of the Warrant Agreement are not applicable to the issuance of the Additional Securities.

      SECTION 3. NO OTHER AMENDMENTS OR WAIVERS.

            Except as modified by this Amendment and Waiver, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment and Waiver is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

      SECTION 4. EFFECTIVENESS.

            This Amendment and Waiver shall be effective upon the execution hereof by the Company and the Requisite Purchasers in accordance with Section
8.7 of the Original Agreement.

      SECTION 5. COUNTERPARTS.

            This Amendment and Waiver may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company and the Requisite Purchasers, it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment and Waiver that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment and Waiver.

      SECTION 6. GOVERNING LAW.

            This Amendment and Waiver shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *******


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            IN WITNESS WHEREOF, the parties have duly executed this Amendment
No.1 and Waiver to the Securities Purchase Agreement as of the date first above written.


                                       PLIANT CORPORATION
                                       f/k/a Huntsman Packaging Corporation


                                       By: /s/ Richard P. Durham
                                          -----------------------------------
                                          Name: Richard P. Durham
                                          Title: Chief Executive Officer


                                       FLEXIBLE FILMS, LLC

                                       By:  J.P. Morgan Partners (BHCA), L.P.
                                            its Member

                                       By:  JPMP Master Fund Manager, L.P.,
                                            its General Partner

                                       By:  JPMP Capital Corp.,
                                            its General Partner


                                       By: /s/ John M.B. O'Connor
                                          -----------------------------------
                                          Name: John M.B. O'Connor
                                          Title: Executive Partner


                                    FIRST UNION CAPITAL PARTNERS, LLC


                                    By:   /s/ Robert G. Calton, Jr.
                                          -----------------------------------
                                          Name: Robert G. Calton, Jr.
                                          Title: Partner
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                                    NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                    By:  NYLCAP Manager LLC,
                                         its Investment Manager


                                    By: /s/ Steven Benevento
                                        -----------------------------------
                                       Name: Steven Benevento
                                       Title: Vice President


                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By: /s/ David A. Barras
                                       -----------------------------------
                                       Name: David A. Barras
                                       Title: Its Authorized Representative